EXHIBIT 99.1

Apollo Accelerates Global Wealth Build with Acquisition of Griffin

Strategic Acquisition to Add US Wealth Distribution Team and Individual Investor-Focused Real Estate and Credit Products with Over $5 Billion of AUM

NEW YORK, December 2, 2021 -- Apollo (NYSE: APO) today announced that it has entered into a definitive agreement to acquire the US wealth distribution and asset management businesses of Griffin Capital (“Griffin”). The acquisition is a significant step in building Apollo’s Global Wealth Management Solutions business, which is focused on the development and distribution of alternatives to individual investors and their wealth advisors.

Established in 1995, Griffin has a long and successful track record of providing alternative investment solutions to advisors across the US. Griffin’s approximately 60 client-facing distribution professionals work across the wealth management landscape and are particularly well-established in the independent channel, a complement to Apollo’s focus to-date on private banks, wirehouses, RIAs and family offices. Apollo intends to integrate the team into its Global Wealth business, rapidly scaling the strategic initiative. The acquisition also adds valuable technology, infrastructure and hundreds of distribution agreements to the Global Wealth platform.

In addition, Apollo will acquire Griffin’s asset management business, which includes a strong investment team and over $5 billion of AUM in individual investor-focused products. Griffin, a pioneer in bringing alternatives to individual investors, was one of the earliest firms to launch the interval fund structure.

Apollo CEO Marc Rowan said, “The democratization of finance brings tremendous opportunity for individual investors to access alternatives. With the acquisition of Griffin, we will significantly advance our US wealth market growth plans that we presented at our recent Investor Day. As one of the first firms to bring alternative strategies to the individual investor and advisor market in the US, Griffin has built trusted relationships over 20-plus years, and in combination with Apollo can offer the market a broader set of solutions.”

“The world of alternative investments is vast and competitive, and partnering with a world-class asset manager like Apollo is a logical step in the growth and evolution of Griffin,” commented Kevin Shields, Chairman and CEO of Griffin Capital. “Apollo is committed to building its Global Wealth business, and they have the resources to foster growth of our existing interval fund business and bring creative, new alternative solutions to individual investors. I could not be more thrilled that Apollo recognizes the talent of the Griffin team, across distribution, asset management and supporting functions,” continued Shields.

Stephanie Drescher, Chief Client and Product Development Officer of Apollo, said, “This transaction turbocharges our efforts in the US wealth market by integrating a team that has been singularly focused on serving individuals and advisors through alternative investment strategies. Griffin has strong, longstanding relationships in the US advisor market, and we are excited to welcome them to Apollo. This transaction reflects our strong commitment to sharing the success of Apollo’s platform with an increasingly broad base of individuals and their advisors.”

“We have diligently built Griffin’s business over many years and now take a significant step forward in joining Apollo. As investors, we will integrate with one of the world’s leading alternative platforms, and my distribution colleagues will have a larger and growing set of strategies to help solve their clients’

needs,” said Randy Anderson, Ph.D. and CEO of Griffin Capital Asset Management, who will join Apollo’s Real Estate team as part of the acquisition.

The transaction is Apollo’s largest investment in Global Wealth to-date and follows significant new hires at the firm, including Howard Nifoussi joining as US Head of Global Wealth, focused on private bank and wirehouse channels, and Jason Singer joining as Global Head of Product Development and Innovation. Most recently, Apollo hired Edward Moon who will join the firm as Head of Asia Pacific for Global Wealth in Hong Kong. The firm has been building its pipeline of alternative solutions for individual investors. Last month, Apollo launched the Apollo Debt Solutions BDC with a global bank platform and expects to continue the launch with multiple banks and independent channel partners into next year.

Transaction Details

Financial terms of the transaction were not disclosed. Consideration for the acquisition will be all stock. The transaction is expected to be approximately breakeven to Apollo’s after-tax distributable earnings per share of Class A common stock in 2022 and a meaningful driver of earnings and growth from Apollo’s Global Wealth Management Solutions business in the years ahead.

The transaction is subject to customary closing conditions, including approval by stockholders of the Griffin Institutional Access Real Estate Fund and the Griffin Institutional Access Credit Fund, and also to the closing of the previously announced merger of Apollo with Athene Holding Ltd. The Griffin transaction is expected to be completed by the first half of 2022.

The acquisition of Griffin, in conjunction with the merger with Athene, represents a continuation of the evolution of Apollo toward a global, fully integrated alternatives firm serving both institutional and retail clients across both asset management and retirement services.

Baker Mackenzie is serving as legal counsel and Berkshire Global Advisors as exclusive financial advisor to Griffin in the transaction. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel and BofA Securities and Morgan Stanley & Co. LLC as financial advisors to Apollo.

About Apollo

Apollo is a high-growth, global alternative asset manager. We seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid and equity. Through our investment activity across our fully integrated platform, we serve the retirement income and financial return needs of our clients, and we offer innovative capital solutions to businesses. Our patient, creative, knowledgeable approach to investing aligns our clients, businesses we invest in, our employees and the communities we impact, to expand opportunity and achieve positive outcomes. As of September 30, 2021, Apollo had approximately $481 billion of assets under management. To learn more, please visit www.apollo.com.

About Griffin Capital

Griffin Capital Company, LLC (“Griffin Capital”) is a privately held alternative investment asset manager headquartered in Los Angeles, California. Founded in 1995, Griffin Capital has owned, managed, sponsored or co-sponsored investment programs encompassing over $20 billion in assets. The company’s senior executives and employees have co-invested over $300 million in its various investment verticals, aligning Griffin’s interest with those of its more than 200,000 investors.

The company leverages the breadth and depth of its cycle-tested investment management teams to capitalize on long term economic trends and secular growth opportunities in real estate and global corporate credit through interval funds and direct investment strategies. Investors can access these investment solutions exclusively through independent and insurance broker-dealers, national wirehouses and registered investment advisors. Additional information is available at: www.griffincapital.com.

Apollo Safe Harbor for Forward-Looking Statements

This press release may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed with the SEC on February 19, 2021 and quarterly report on Form 10-Q filed with the SEC on May 10, 2021, as such factors may be updated from time to time in Apollo’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in other filings. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This press release does not constitute an offer of any Apollo fund.

Important Disclosures

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access Real Estate Fund and Griffin Institutional Access® Credit Fund (the “Funds”). This and other important information about the Funds are contained in the prospectuses, each of which can be obtained by visiting www.griffincapital.com. Please read the prospectus carefully before investing.

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Griffin Capital and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this publication and is subject to change without notice of any kind.

Apollo Contact Information

For Investors:

Noah Gunn

Global Head of Investor Relations

(212) 822-0540

IR@apollo.com

For Media:

Joanna Rose

Global Head of Corporate Communications

(212) 822-0491

Communications@apollo.com

Griffin Capital Contact Information

Diana Keary

Senior Vice President of Marketing

(949) 270-9303

dkeary@griffincapital.com